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                                                                  EXHIBIT 10.37



                                SECOND AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This Second Amendment To Revolving Credit and Term Loan Agreement (this "SECOND AMENDMENT") is made by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation ("BORROWER"), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), a national banking association ("LENDER").

         WHEREAS, the parties entered into that one certain Revolving Credit Loan Agreement dated November 17, 1998 (the Revolving Credit Loan Agreement dated November 17, 1998 and all amendments thereto and restated thereof are hereinafter referred to as the "LOAN AGREEMENT"); and

         WHEREAS, the parties entered into that one certain Amendment To Revolving Credit and Term Loan Agreement dated May 17, 1999 (the "FIRST AMENDMENT"); and

         WHEREAS, the parties desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                                       1.

         The definitions of "FIXED CHARGES" and "TERMINATION DATE" in Section 1 of the Loan Agreement are amended to read as follows:

                  "FIXED CHARGES" means, for any period for Borrower and its Subsidiaries, the sum of (a) Cash Interest Expense, (b) scheduled principal payments of Indebtedness for borrowed money, (c) Capital Expenditures excluding Acquisition Capital Expenditures, (d) cash Dividends, and (e) cash tax expenses.

                  "TERMINATION DATE" means (a) for the Revolving Credit Loan, the earliest of (i) May 17, 2002, (ii) the date that Lender's commitment to fund Advances hereunder is terminated pursuant to
         SECTION 8.2, or (iii) the date that Lender's commitment to fund Advances hereunder is reduced to zero pursuant to SECTION 2.1, and (b) for the Term Loan, November 17, 2003.

                                       2.

         A new 7.13 is added to the Loan Agreement which shall read in its entirety as follows:

                  7.13 PURCHASE OF TREASURY STOCK. Borrower shall not permit the purchase price of treasury stock to exceed $8,000,000 in the aggregate.


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                                       3.

         Except as amended above and by the First Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       4.

         This Second Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

                                       5.

         THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.


         Executed effective as of the 12th day of June, 2000.


                                   BORROWER:

                                   TANDY BRANDS ACCESSORIES, INC., a
                                      Delaware corporation, as Borrower


                                   By: /s/ STAN NINEMIRE
                                      -----------------------------------------
                                      Stan Ninemire, Chief Financial Officer
                                         and Senior Vice President



                                   LENDER:

                                   BANK OF AMERICA, N.A., a national banking
                                      association, as Lender

                                   By: /s/ VINCENT A. LIBERIO
                                      -----------------------------------------
                                      Vincent A. Liberio, Senior Vice President


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                                    GUARANTY


         THIS GUARANTY (herein so called) is executed as of June 12, 2000, by TANDY BRANDS ACCESSORIES HANDBAGS, INC., a Delaware corporation ("GUARANTOR"), for the benefit of BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), a national banking association (together with its permitted successors or assigns, "LENDER").

         WHEREAS, Tandy Brands Accessories, Inc., a Delaware corporation ("BORROWER") and Lender (including its permitted successors and assigns) have entered into a Revolving Credit and Term Loan Agreement dated as of November 17, 1998 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT");

         WHEREAS, provisions of the Credit Agreement permit Guarantor to directly or indirectly receive proceeds of Borrowings made pursuant thereto; and

         WHEREAS, this Guaranty is integral to the transactions contemplated by the Loan Documents and is a condition precedent to Lender's obligations to extend credit under the Loan Documents;

         ACCORDINGLY, for adequate and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor guarantees to Lender the prompt payment of the Guaranteed Debt (defined below) at, and at all times after, its maturity (by acceleration or otherwise) as follows:

         1. DEFINITIONS. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this Guaranty. As used in this
Guaranty:

                  BORROWER means Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower's assets under any Debtor Laws.

                  CREDIT AGREEMENT is defined in the recitals to this Guaranty.

                  GUARANTEED DEBT means, collectively, (a) the Obligation and
         (b) all present and future costs, attorneys' fees, and expenses reasonably incurred by Lender to enforce Borrower's, Guarantor's, or any other obligor's payment of any of the Guaranteed Debt, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of Sections 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-maturity interest and any post-petition interest in any proceeding under Debtor Relief Laws to which Borrower or Guarantor becomes subject).

                  GUARANTOR is defined in the preamble to this Guaranty.

                  LENDER is defined in the preamble to this Guaranty.

                  LOAN DOCUMENTS means, collectively, the Credit Agreement and all related "Loan Documents" (as such term is defined in the Credit Agreement).

                  OBLIGATION means the "Obligation" as defined in the Credit Agreement.


                                                                       GUARANTY


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         2. GUARANTY. This is an absolute, irrevocable, and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of Guarantor with respect to the Guaranteed Debt incurred after that. This Guaranty remains in effect until the Guaranteed Debt is fully paid and performed, all commitments to extend any credit under the Loan Documents have terminated. Guarantor may not rescind or revoke its obligations with respect to the Guaranteed Debt. Notwithstanding any contrary provision, it is the intention of Guarantor and Lender, that the amount of the Guaranteed Debt guaranteed by Guarantor by this Guaranty shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Debt, the amount of the Guaranteed Debt guaranteed by Guarantor by this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

         3. CONSIDERATION. Guarantor represents and warrants that its liability under this Guaranty may reasonably be expected to directly or indirectly benefit it.

         4. CUMULATIVE RIGHTS. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, other than under this Guaranty, that liability may not be in any manner impaired or affected by this Guaranty. The rights of Lender under this Guaranty are cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right under this Guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other right.

         5. PAYMENT UPON DEMAND. If an Event of Default exists and is continuing, Guarantor shall, on demand and without further notice of dishonor and without any notice having been given to any Guarantor previous to that demand of either the acceptance by Lender of this Guaranty or the creation or incurrence of any Guaranteed Debt, pay the amount of the Guaranteed Debt then due and payable to Lender. It is not necessary for Lender, in order to enforce that payment by any Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on any Guaranteed Debt or to enforce rights against any collateral securing any Guaranteed Debt.

         6. SUBROGATION AND CONTRIBUTION. Until payment in full of the Guaranteed Debt and the termination of the obligation of Lender to extend credit under the Loan Documents (a) Guarantor may not assert, enforce, or otherwise exercise any right of subrogation to any of the rights or Liens of Lender or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any right of recourse, reimbursement, subrogation, contribution, indemnification, or similar right against Borrower or any other obligor on any Guaranteed Debt or any guarantor of it, (b) Guarantor defers all of the foregoing rights (whether they arise in equity, under contract, by statute, under common law, or otherwise), and (c) Guarantor defers the benefit of, and subordinates any right to participate in, any collateral or other security given to Lender or any other beneficiary to secure payment of any Guaranteed Debt.

         7. NO RELEASE. Guarantor's obligations under this Guaranty may not be released, diminished, or affected by the occurrence of any one or more of the following events: (a) Any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligation, except for any final release resulting from payment in full of such obligation; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any other obligor at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or

                                       2                                GUARANTY


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rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action in connection with the Guaranteed Debt or to foreclose, take, or prosecute any action in connection with any Loan Document; (h) any failure of Lender to notify Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Lender against Borrower or any new agreement between Lender and Borrower; it being understood that Lender is not required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to Guarantor by law or elsewhere in this Guaranty; (i) the unenforceability of any Guaranteed Debt against any other obligor or any security securing same because it exceeds the amount permitted by Law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Lender is held to constitute a preference under any Debtor Relief Law or for any other reason Lender is required to refund that payment or make payment to someone else (and in each such instance this Guaranty will be reinstated in an amount equal to that payment).

         8. WAIVERS. To the maximum extent lawful, Guarantor waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Debt or require suit against Borrower or others, whether arising under Section 34.02 of the Texas Business and Commerce Code, as amended (regarding its right to require Lender to sue Borrower on accrued right of action following its written notice to Lender), Section 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against Borrower, but precluding entry of judgment against it before entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Lender to join Borrower in any suit against it unless judgment has been previously entered against Borrower), or otherwise.

         9. LOAN DOCUMENTS. By execution hereof, Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are applicable to Guarantor and shall be imposed upon Guarantor, and Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions of the Loan Documents in favor of Lender. In the event the Credit Agreement ceases to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Debt remains unpaid, the terms, covenants, and agreements incorporated herein by reference shall nevertheless continue in full force and effect as obligations of Guarantor under this Guaranty.

         10. RELIANCE AND DUTY TO REMAIN INFORMED. Guarantor confirms that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this Guaranty in reliance on any representation or warranty by Lender as to that creditworthiness. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting Borrower's ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.

         11. NO REDUCTION. The Guaranteed Debt may not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of Borrower or any other obligor against Lender or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty,

                                       3                                GUARANTY

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fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

         12. INSOLVENCY OF GUARANTOR. Should Guarantor become insolvent, or fail to pay Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in, the benefit or benefits of any Debtor Relief Law (other than as a creditor or claimant), or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of Lender granted hereunder, then, in any such event, the Guaranteed Debt shall be, as among Guarantor and Lender, a fully matured, due, and payable obligation of Guarantor to Lender (without regard to whether Borrower is then in default under the Loan Documents or whether the Obligation, or any part thereof, is then due and owing by Borrower to Lender), payable in full by Guarantor to Lender upon demand, and the amount thereof so payable shall be the estimated amount owing in respect of the contingent claim created hereunder.

         13. LOAN DOCUMENT. This Guaranty is a Loan Document and is subject to the applicable provisions of SECTIONS 1 and 9 of the Credit Agreement, including, without limitation, the provisions relating to GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL, all of which are incorporated into this Guaranty by reference the same as if set forth in this Guaranty verbatim.

         14. COMMUNICATIONS. For purposes of SECTIONS 9.4 of the Credit Agreement, Guarantor's address and telecopy number are as set forth next to Guarantor's signature on the signature page hereof.

         15. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this Guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 9.19 of the Credit Agreement.

         16. PARTIES. This Guaranty benefits Lender, and its successors and assigns and binds Guarantor and its successors and assigns. The rights of Lender under this Guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of rights and obligations under this Guaranty.

         17. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Debt. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Debt. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

             THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                       4                                GUARANTY

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          EXECUTED as of June 12, 2000.




Address:     690 East Lamar, Suite 200
             Arlington, Texas 76011
Telephone:   (817) 548-0090
Facsimile:   (817) 548-1144



Address of Lender:

Bank of America, N.A.
500 West Seventh Street
Second Floor
Fort Worth, Texas 76102
Attn: Vincent A. Liberio



GUARANTOR:



TANDY BRANDS ACCESSORIES
   HANDBAGS, INC., A DELAWARE CORPORATION


By: /s/ STAN NINEMIRE
   -----------------------------------------------
   Stan Ninemire, Chief Financial Officer
      and Senior Vice President

Executed by Lender for the purpose of the notice of final agreement set forth above:



LENDER:

BANK OF AMERICA, N.A.

By: /s/ VINCENT A. LIBERIO - SVP
   -----------------------------------------------
   Vincent A. Liberio, Senior Vice President



                                       5                               GUARANTY